Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Signet International Holdings, Inc. and its subsidiaries (the “Company”) on Form 10-Q for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the Company’s Chief Financial Officer, Tak Yiu Cheng, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 18, 2022	Signet International Holdings, Inc.

		By:	/s/ Tak Yiu Cheng
Tak Yiu Cheng, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)